Supplement dated May 30, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Pacific/Asia Fund	8/1/2013
Effective June 2, 2014, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Role with Fund	Managed Fund Since
Daisuke Nomoto, CMA (SAAJ)	Lead manager	2008
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	Co-manager	2008
Christine Seng, CFA	Co-manager	June 2014
Effective June 2, 2014, the following information is hereby added under the caption “Primary Service Providers - The Investment Manager” in the “More Information About the Fund” section:
From time to time the Investment Manager may engage its investment advisory affiliates (Participating Affiliates) around the world to provide a variety of services such as, investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. The Investment Manager expects to engage certain of its Threadneedle Investments affiliates to provide such services. These Participating Affiliates will provide services to the Investment Manager either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Investment Manager will bear any and all costs of such agreements. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide such services to the Fund on behalf of the Investment Manager.
Effective June 2, 2014, the information about the portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Role with Fund	Managed Fund Since
Daisuke Nomoto, CMA (SAAJ)	Lead manager	2008
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	Co-manager	2008
Christine Seng, CFA	Co-manager	June 2014
Mr. Nomoto joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005. He currently serves as Senior Portfolio Manager. Mr. Nomoto began his investment career in 1993 and earned a B.A. from Shiga University, Japan.
Ms. Huang joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 2003. She currently serves as Senior Portfolio Manager. Ms. Huang began her investment career in 1995 and earned a B.A. from Shenzhen University and an M.B.A. from Willamette University.
Ms. Seng joined Threadneedle in 2013 as Fund Manager. Prior to joining Threadneedle, Ms. Seng was a Portfolio Manager at Nikko Asset Management Singapore Ltd. Ms. Seng began her investment career in 1999 and earned a Business degree from Nanyang Technological University in Singapore.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP209_10_001_(05/14)